SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2008

STRIKEFORCE TECHNOLOGIES, INC.

New Jersey	333-122113	22-3827597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1090 King Georges Post Road, Suite 108, Edison, NJ		08837
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(732) 661 9641

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.

The majority of the Board of Directors, by written consent on Monday, December 22, 2008, eliminated the position of President of the Company, presently held by Mr. Robert Denn, with those responsibilities being assumed by Mark L. Kay, the Chief Executive Officer of the Company.  The majority of the Board of Directors also appointed Mark L. Kay as the Chairman of the Board. Additionally, the majority of the Board of Directors agreed upon certain cost reduction measures which included the reclassification of the position of Office Manager from one of a fixed salaried position to one of an hourly position, which hours are not to exceed 25 hours per week.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRIKEFORCE TECHNOLOGIES, INC.
(Registrant)

By: /s/ Mark Corrao Mark Corrao Chief Financial Officer

Dated: December 23, 2008

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